UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):  August 14, 2015

LIVE FIT CORP
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)
333-197291 (Commission File Number)	90-1035363 (IRS Employer Identification No.)

RM 1001, Unit 5, Building 8, ShangPin FuCheng FuZe Garden,
YanJiao Development District,
SanHe City, Heibei Province, China
(Address of principal executive offices and zip code)

+8618600638662
(Registrant’s telephone number, including area code)

Lyoner Strasse 14, Frankfurt,
Germany 60528
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01Changes In Control of Registrant
On August 14, 2014, Pawel Piesiecki (the “Seller” or "Piesiecki") entered into a Stock Purchase Agreement with eight (8) entities (set forth below) formed under the laws of the British Virgin Islands (“Purchasers”), pursuant to which the Seller sold to the Purchasers an aggregate of 12,500,000 shares of Live Fit Corp, a Nevada corporation (the “Company”) common stock, representing approximately 60.4% of the total issued and outstanding shares of common stock, for total consideration of US$50,000. The source of the purchase price was from personal funds of the Purchasers. We refer to the transaction consummated under the Stock Purchase Agreement as the “Transaction.”
Prior to the closing of the Transaction, the sole officer and director of the Company was Mr. Piesiecki. Mr. Piesiecki resigned from his position as President, Secretary, Treasurer and Chief Financial Officer effective immediately at the closing and also resigned from his position as the sole director of the Company, which resignation as director will be effective ten (10) days following the filing of an Information Statement on Schedule 14f-1 (the “Information Statement”) with the Securities and Exchange Commission (the “SEC”) and distribution of the Information Statement to the shareholders of the Company. In his capacity as a director, Mr. Piesiecki appointed Lu Zhong Hua to fill the vacancies created by his resignation as the sole officer of the Company, and also appointed her to serve as a director of the Company.
The following table sets forth certain information as of August 14, 2015 with respect to the beneficial ownership of the Company’s outstanding common stock immediately following the closing of the Transaction.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned (9)
Best Dynamic Investment Limited (1)	6,375,000	30.8%
Crest Honor Limited (2)	750,000	2.3%
Marvel Value Holdings Limited (3)	1,125,000	5.4%
Merit Success International Limited (4)	750,000	2.3%
Peak Access Limited (5)	1,125,000	5.4%
Plenty Asset Holdings Limited (6)	1,125,000	5.4%
Plus Asset Holdings Limited (7)	625,000	3.0%
Star Summit Group Limited (8)	625,000	3.0%
(1)  The address of Best Dynamic Investment Limited is RM 1001, Unit 5, Building 8, ShangPin FuCheng FuZe Garden, YanJiao Development District, SanHe City, Heibei Province, China. Lu Zhong Hua, our Chairman, President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer, has sole voting and investment power over the shares.
(2)  The address of Crest Honor Limited is No.321, Outside East Gate, LingShanWei Town, JiaoNan City, ShanDong Province, China.  Wang Yong Qiang, the director of Crest Honor Limited, has sole voting and investment power over the shares.
(3)  The address of Marvel Value Holdings Limited is No. 101, Gate 3, Building 46, MeiGui Zhuangyuan, Shuanggang Town, South Zone, Tianjin City, China.  Zhang Ai Guo, the director of Marvel Value Holdings Limited, has sole voting and investment power over the shares.

(4)  The address of Merit Success International Limited is No. 22 1-6-2, Xiugong West Street, TieXi District, ShenYang City, China.  Tan Min, the director of Merit Success International Limited, has sole voting and investment power over the shares.
(5)  The address of Peak Access Limited is No.43, Gate 3, Building 8, People Garden, DongCheng District, Beijing, China.  Li Lian Hua, the director of Peak Access Limited, has sole voting and investment power over the shares.
(6)  The address of Plenty Asset Holdings Limited is No.5-1, HengCun Street 9, BaiNi Village, ShanShui District, Foshan City,GunangZhou City, China.  Liu Mian Guang, the director of Plenty Asset Holdings Limited, has sole voting and investment power over the shares.
(7) The address of Plus Asset Holdings Limited is No. 1202, Unit 2, Building 1, GuangHe Steet 2, GaoXin District, Chengdu Province, China. Zhang Fan, the director of Plus Asset Holdings Limited, has sole voting and investment power over the shares.
(8)  The address of Star Summit Group Limited is RM 502, Unit 5, Building 5, YueJi Garden DeLuYuan District, MenTouGou District, Beijing, China.  Sun Jian Bin, the director of Star Summit Group Limited, has sole voting and investment power over the shares.
(9)  Percentage ownership is based on 20,700,000 shares of common stock outstanding as of August 14, 2015. There are no outstanding options, warrants or other securities convertible into our common stock.
The change in control did not result in a change of the Company’s  business. Other than the transactions and agreements disclosed in this Current Report on Form 8-K, we know of no arrangements, which may result in a change in control at a subsequent date.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In connection with the closing of the Transaction, Mr. Piesiecki resigned from his position as President, Secretary, Treasurer and Chief Financial Officer effective immediately at the closing and also resigned from his position as the sole director of the Company, which resignation as director will be effective ten (10) days following the filing of an Information Statement with the SEC and distribution of the Information Statement to the shareholders of the Company. In his capacity as a director, Mr. Piesiecki appointed Lu Zhong Hua to fill the vacancies created by his resignation as the sole officer of the Company, and also appointed her to serve as a director of the Company. There were no disagreements between Mr. Piesiecki and the Company on any matter relating to the Company’s operations, policies or practices, which resulted in his resignation.
Lu Zhong Hua, age 41, currently serves as the Chief Executive Officer of JuXinDa (China) Industry Chain Group Co., Ltd. and as the Deputy Director of The National Economic Cooperation Committee. From August 2010 to March 2014, she served as the Chief Executive Officer of HongSheng Group Co., Ltd.  Prior to that time, from April 1999 to August 2010, Mrs. Hua served as Chairman of Beijing WenYong Culture Development Co., Ltd. Mrs. Hua holds a Bachelor’s degree.
There is no employment agreement between the Company and Mrs. Hua, nor is there any arrangement or plan in which we provide compensation, bonus, pension, retirement, or similar benefits to Mrs. Hua. There have been no transactions to which the Company was or is to be a party, in which Mrs. Hua had, or will have, a direct or indirect material interest.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE FIT CORP

By: /s/ Lu Zhong Hua
Name: Lu Zhong Hua
Title: Chief Executive Officer

Dated: August 19, 2015

4